UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: April 12, 2010

CHINA VITUP HEALTH CARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52489	45-0552679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108-1 Nashan Road Zhongshan District Dalian, P.R.C.
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-411-8265-3668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On April 12, 2010, China Vitup Health Care Holdings, Inc., a Nevada corporation (the “Registrant”) advised the firm of ZYCPA Company Limited, Certified Public Accountants, (“ZYCPA”), who was previously engaged as the Registrant’s principal independent accountant, that it had been dismissed. The decision to dismiss ZYCPA was recommended and approved by the Registrant’s Board of Directors.

The reports of ZYCPA for the fiscal years ended December 31, 2009 and December 31, 2008,  did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.  During the fiscal years ended December 31, 2009 and 2008, and the subsequent interim period up to and including the date of the Registrant’s dismissal of ZYCPA, there have been no disagreements with ZYCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZYCPA would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years and the subsequent interim period up to and including the date of the Registrant’s dismissal of ZYCPA.

On April 13, 2010, the Registrant provided a draft copy of this report on Form 8-K to ZYCPA, requesting their comments on the information contained therein.   The responsive letter from ZYCPA is filed as an exhibit to this current report on Form 8-K.

(b)

On April 12, 2010, the Registrant engaged the firm of Kabani & Company, Inc. (“Kabani”), as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2010.

During the fiscal years ended December 31, 2009 and 2008,  and the subsequent interim period prior to the engagement of Kabani, neither the Registrant nor anyone on its behalf consulted with Kabani regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Kabani was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Kabani prior to its filing, in order to provide Kabani with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Kabani does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Kabani.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from ZYCPA Company Limited, Certified Public Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  VITUP HEALTH CARE HOLDINGS, INC.

Date: April 20, 2010

/s/ Feng Gu

---------------------------------
By:   Feng Gu, Chief Executive Officer

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